UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A (1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2002

NOVELLUS SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

CALIFORNIA

(State or Other Jurisdiction of Incorporation)

0-17157	77-0024666

(Commission File Number)	(I.R.S. Employer Identification No.)

4000 North First Street, San Jose, California 95134

(Address of Principal Executive Offices) (Zip Code)

(408) 943-9700

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

(1)	THIS REPORT AMENDS THE REGISTRANT’S REPORT ON FORM 8-K ORIGINALLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 9, 2002.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.2

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

On December 6, 2002, Novellus Systems, Inc. (“Novellus”) completed its acquisition of SpeedFam-IPEC, Inc. (“SpeedFam-IPEC”) pursuant to an Agreement and Plan of Reorganization made as of August 11, 2002, by and among Novellus, NHL Acquisition-Sub, Inc., a wholly-owned subsidiary of Novellus, and SpeedFam-IPEC. On December 9, 2002, Novellus filed a Current Report on Form 8-K to report the acquisition. This amendment to Novellus’ Current Report on Form 8-K is being filed to provide the historical financial statements and related notes of SpeedFam-IPEC (which are incorporated by reference) and the pro forma financial information of Novellus after giving effect to the acquisition of SpeedFam-IPEC, as required by this item.

In connection with the acquisition of SpeedFam-IPEC, Novellus assumed SpeedFam-IPEC’s $115.0 million Convertible Subordinated Notes (“Notes”) due in 2004, which had a fair value of $116.4 million on December 6, 2002. Novellus called the Notes on January 8, 2003 at a redemption price of $117.1 million, which represents 101.786% of par value. Novellus recognized approximately $0.6 million in expense in January 2003 as a result of the redemption of the Notes, which represents the difference between the carrying value and the redemption price of the Notes.

(a)	Financial Statements of Business Acquired.

The historical financial statements and related notes of SpeedFam-IPEC required by this item are incorporated herein by reference to the financial statements of SpeedFam-IPEC included in SpeedFam-IPEC’s Annual Report on Form 10-K for the fiscal year ended June 1, 2002 and SpeedFam-IPEC’s Quarterly Report on Form 10-Q for the three months ended August 31, 2002.

(b)	Pro Forma Financial Information.

The pro forma financial information required by this item is included herein as Exhibit 99.2.

(c)	Exhibits.

The exhibits listed below are being filed with this Current Report on Form 8-K/A.

Exhibit
Number	Description

2.1	Agreement and Plan of Reorganization made as of August 11, 2002 by and among Novellus, NHL Acquisition-Sub, Inc. and SpeedFam-IPEC (previously filed with the Securities and Exchange Commission on August 14, 2002 as Exhibit 2.1 to Novellus’ Current Report on Form 8-K and incorporated herein by reference).

23.1	Consent of KPMG LLP, independent accountants of SpeedFam-IPEC.

99.1	Historical financial statements of SpeedFam-IPEC (incorporated by reference to the financial statements of SpeedFam-IPEC included in SpeedFam-IPEC’s Annual Report on Form 10-K for the fiscal year ended June 1, 2002 and SpeedFam-IPEC’s Quarterly Report on Form 10-Q for the three months ended August 31, 2002).

99.2	Pro forma financial information of Novellus after giving effect to the acquisition of SpeedFam-IPEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVELLUS SYSTEMS, INC.

	By:	/s/ Kevin S. Royal

Kevin S. Royal Vice President and Chief Financial Officer
Date: February 19, 2003

EXHIBIT INDEX

Exhibit
Number	Description

2.1	Agreement and Plan of Reorganization made as of August 11, 2002 by and among Novellus, NHL Acquisition-Sub, Inc. and SpeedFam-IPEC (previously filed with the Securities and Exchange Commission on August 14, 2002 as Exhibit 2.1 to Novellus’ Current Report on Form 8-K and incorporated herein by reference).

23.1	Consent of KPMG LLP, independent accountants of SpeedFam-IPEC.

99.1	Historical financial statements of SpeedFam-IPEC (incorporated by reference to the financial statements of SpeedFam-IPEC included in SpeedFam-IPEC’s Annual Report on Form 10-K for the fiscal year ended June 1, 2002 and SpeedFam-IPEC’s Quarterly Report on Form 10-Q for the three months ended August 31, 2002).

99.2	Pro forma financial information of Novellus after giving effect to the acquisition of SpeedFam-IPEC.